                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01792

                         Van Kampen Capital Growth Fund
               (Exact name of registrant as specified in charter)

                   522 Fifth Avenue, New York, New York 10036
               (Address of principal executive offices) (Zip code)

                                 Jerry W. Miller
                   522 Fifth Avenue, New York, New York 10036
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 6/30

Date of reporting period: 6/30/08

    Item 1. Report to Shareholders.



    The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Capital Growth Fund, formerly Pace Fund, performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2008.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I AND R SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF THE FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 6/30/08

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Russell 1000(R) Growth Index from 6/30/98 through 6/30/08. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                               VAN KAMPEN CAPITAL GROWTH FUND      RUSSELL 1000(R) GROWTH INDEX
                                                               ------------------------------      ----------------------------
6/98                                                                        9427                               10000
6/99                                                                       10714                               12726
6/00                                                                       11143                               15993
6/01                                                                        8778                               10208
6/02                                                                        7060                                7504
6/03                                                                        6841                                7724
6/04                                                                        7684                                9105
6/05                                                                        8042                                9259
6/06                                                                        8967                                9825
6/07                                                                       10535                               11695
6/08                                                                       10649                               10999

                            A SHARES            B SHARES            C SHARES        I SHARES   R SHARES
                              since               since               since          since      since
                             7/22/69             1/10/92             8/27/93        8/12/05    3/20/07
-------------------------------------------------------------------------------------------------------
AVERAGE                            W/MAX               W/MAX               W/MAX
ANNUAL                    W/O      5.75%      W/O      5.00%      W/O      1.00%      W/O        W/O
TOTAL                    SALES     SALES     SALES     SALES     SALES    W/SALES    SALES      SALES
RETURNS                 CHARGES   CHARGES   CHARGES   CHARGES   CHARGES   CHARGES   CHARGES    CHARGES

Since
Inception                10.39%    10.22%    6.51%      6.51%    6.07%      6.07%    8.81%      6.55%

10-year                   1.23      0.63     0.62       0.62     0.48       0.48       --         --

5-year                    9.25      7.96     8.49       8.28     8.44       8.44       --         --

1-year                    1.09     -4.73     0.70      -4.30     0.35      -0.65     1.33       0.84
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Russell 1000(R) Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe and includes those Russell 1000(R) Index companies with higher price-to-book ratios and higher expected growth values. The Russell 1000(R) Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2008

MARKET CONDITIONS

The key drivers of the stock market downturn over the 12 months ended June 30, 2008 were an economy teetering on recession, rising inflation pressures amid soaring oil and food prices, the lingering credit crisis and questionable health of the financial sector, and concerns about the stress of all of these factors on the global economy. In the first half of the period, the problems arising out of the subprime mortgage market collapse seeped into other sectors of the economy. Credit conditions tightened and liquidity dried up. Financial companies began announcing billion dollar writedowns starting in the fourth quarter and continuing each quarter since then, with the full extent of the damage still unknown.

At the same time, economic growth diminished to an anemic pace as consumers retreated and corporate earnings shrank against a backdrop of high energy costs. The housing market continued to deteriorate and foreclosures mounted without any visibility into when the decline is likely to bottom. Rallies punctuated the market when the Federal Reserve moved aggressively to calm the financial markets' jitters and restore liquidity into the system; however, each was short-lived.

In the second half of the period, investors dealt with more of the same. Although stocks briefly rallied from mid-March to mid-May, the market retrenched through June as investors grappled with more bad news on the economy. Soaring oil and food prices and the ongoing credit crisis continued to take a toll on consumer spending and dampened outlooks for corporate earnings. The energy sector continued to lead the market by a wide margin, driven by spiking commodity prices, while the financials and consumer discretionary sectors lost considerable value.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Capital Growth Fund, formerly Pace Fund, outperformed the Russell 1000(R) Growth Index for the 12 months ended June 30, 2008, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2008

-------------------------------------------------------------------------------------------
                                                                           RUSSELL
                                                                           1000(R)
                      CLASS A   CLASS B   CLASS C   CLASS I   CLASS R   GROWTH INDEX

                       1.09%     0.70%     0.35%     1.33%     0.84%       -5.96%
-------------------------------------------------------------------------------------------

The performance for the five share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund's outperformance relative to the Russell 1000 Growth Index was primarily attributable to stock selection. However, the sector allocations resulting from those stock selection decisions detracted from relative returns for the period.

The largest contribution to relative performance came from stock selection and an overweight allocation in the materials and processing sector, with performance chiefly driven by an agriculture chemicals and seeds holding. Stock selection in the technology sector also added significantly to relative return, but was slightly offset by the negative effect of an underweight allocation, as the sector performed well in the Russell 1000 Growth Index. Specifically, two of the Fund's top 10 holdings, from the communications technology and computer technology industries, added to relative return. Finally, favorable stock selection in the other energy sector further boosted relative results for the period. An independent oil and gas company, which was another large holding in the Fund, drove the gain.

While stock selection within every sector had a positive effect on relative performance, some of the Fund's relative sector allocations were disadvantageous. An overweight allocation in the consumer discretionary sector was the key detractor for the period, followed by an overweight in financial services and an underweight in consumer staples.

At the end of the period, consumer discretionary represented the largest sector weight in the Fund, followed by the materials and processing sector and the financial services sector. Relative to the Russell 1000 Growth Index, the Fund held an overweight in all three sectors.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS AS OF 6/30/08
Monsanto Co.                                                      8.4%
Ultra Petroleum Corp.                                             6.9
Google, Inc., Class A                                             5.7
Amazon.com, Inc.                                                  5.0
Brookfield Asset Management, Inc., Class A                        4.6
Research In Motion, Ltd.                                          4.1
eBay, Inc.                                                        3.4
Wynn Resorts, Ltd.                                                3.2
MasterCard, Inc., Class A                                         2.9
Leucadia National Corp.                                           2.8

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 6/30/08
Internet Software & Services                                     12.6%
Oil & Gas Exploration & Production                                9.6
Fertilizers & Agricultural Chemicals                              8.4
Internet Retail                                                   4.9
Real Estate Management & Development                              4.6
Communications Equipment                                          4.1
Consumer Finance                                                  4.0
Specialized Finance                                               4.0
Data Processing & Outsourced Services                             3.9
Wireless Telecommunication Services                               3.3
Air Freight & Logistics                                           3.2
Construction Materials                                            3.2
Casinos & Gaming                                                  3.1
Multi-Sector Holdings                                             2.8
Computer Hardware                                                 2.7
Property & Casualty Insurance                                     2.1
Multi-Line Insurance                                              2.1
Restaurants                                                       1.8
Life Sciences Tools & Services                                    1.7
Health Care Equipment                                             1.5
Apparel Retail                                                    1.5
Distributors                                                      1.4
Apparel, Accessories & Luxury Goods                               1.3
Pharmaceuticals                                                   1.1
Hotels, Resorts & Cruise Lines                                    1.1
Electrical Components & Equipment                                 1.0
Steel                                                             1.0
Diversified Commercial & Professional Services                    1.0
Systems Software                                                  0.9
Marine Ports & Services                                           0.9
Human Resource & Employment Services                              0.6
                                                                -----
Total Long-Term Investments                                      95.4
Total Repurchase Agreements                                       4.5
                                                                -----
Total Investments                                                99.9
Other Assets in Excess of Liabilities                             0.1
                                                                -----
Net Assets                                                      100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/08 - 6/30/08.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   1/1/08           6/30/08       1/1/08-6/30/08
Class A
  Actual......................................    $1,000.00        $  906.98          $4.46
  Hypothetical................................     1,000.00         1,020.19           4.72
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00           905.06           6.87
  Hypothetical................................     1,000.00         1,017.65           7.27
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00           904.35           8.05
  Hypothetical................................     1,000.00         1,016.41           8.52
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00           908.28           3.27
  Hypothetical................................     1,000.00         1,021.43           3.47
  (5% annual return before expenses)
Class R
  Actual......................................     1,000.00           906.02           5.64
  Hypothetical................................     1,000.00         1,018.95           5.97
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, 1.45%, 1.70%, 0.69% and 1.19% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving an acquisition by the Fund of another fund and the name change of the Fund that occurred in 2008. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team and the Fund's portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN CAPITAL GROWTH FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2008

                                                              NUMBER OF
DESCRIPTION                                                     SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCKS  95.4%
AIR FREIGHT & LOGISTICS  3.2%
C.H. Robinson Worldwide, Inc. ..............................    538,880    $   29,552,179
Expeditors International of Washington, Inc. ...............    476,094        20,472,042
                                                                           --------------
                                                                               50,024,221
                                                                           --------------
APPAREL, ACCESSORIES & LUXURY GOODS  1.3%
Coach, Inc. (a).............................................    679,610        19,627,137
                                                                           --------------

APPAREL RETAIL  1.5%
Abercrombie & Fitch Co., Class A............................    370,661        23,233,031
                                                                           --------------

CASINOS & GAMING  3.1%
Wynn Resorts, Ltd. .........................................    603,478        49,092,935
                                                                           --------------

COMMUNICATIONS EQUIPMENT  4.1%
Research In Motion, Ltd. (Canada) (a).......................    547,680        64,023,792
                                                                           --------------

COMPUTER HARDWARE  2.7%
Apple, Inc. (a).............................................    248,305        41,576,189
                                                                           --------------

CONSTRUCTION MATERIALS  3.2%
Cemex, SAB de CV--ADR (Mexico) (a)..........................  1,169,840        28,895,048
Martin Marietta Materials, Inc. ............................    199,894        20,707,019
                                                                           --------------
                                                                               49,602,067
                                                                           --------------
CONSUMER FINANCE  4.0%
American Express Co. .......................................    794,753        29,938,345
Redecard SA (Brazil)........................................  1,699,747        32,858,312
                                                                           --------------
                                                                               62,796,657
                                                                           --------------
DATA PROCESSING & OUTSOURCED SERVICES  3.9%
MasterCard, Inc., Class A...................................    171,962        45,659,350
Visa, Inc., Class A.........................................    187,136        15,216,028
                                                                           --------------
                                                                               60,875,378
                                                                           --------------
DISTRIBUTORS  1.4%
Li & Fung, Ltd. (Bermuda)...................................  7,248,000        21,844,625
                                                                           --------------

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES  1.0%
Corporate Executive Board Co. ..............................    362,316        15,235,388
                                                                           --------------

ELECTRICAL COMPONENTS & EQUIPMENT  1.0%
First Solar, Inc. (a).......................................     60,141        16,407,668
                                                                           --------------

FERTILIZERS & AGRICULTURAL CHEMICALS  8.4%
Monsanto Co. ...............................................  1,029,096       130,118,898
                                                                           --------------

 12                                            See Notes to Financial Statements

VAN KAMPEN CAPITAL GROWTH FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2008 continued

                                                              NUMBER OF
DESCRIPTION                                                     SHARES         VALUE
-----------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT  1.5%
Gen-Probe, Inc. (a).........................................    165,299    $    7,848,396
Intuitive Surgical, Inc. (a)................................     59,469        16,020,949
                                                                           --------------
                                                                               23,869,345
                                                                           --------------
HOTELS, RESORTS & CRUISE LINES  1.1%
Starwood Hotels & Resorts Worldwide, Inc. ..................    412,792        16,540,575
                                                                           --------------

HUMAN RESOURCE & EMPLOYMENT SERVICES  0.6%
Monster Worldwide, Inc. (a).................................    441,837         9,106,261
                                                                           --------------

INTERNET RETAIL  4.9%
Amazon.com, Inc. (a)........................................  1,052,256        77,161,932
                                                                           --------------

INTERNET SOFTWARE & SERVICES  12.6%
Baidu.com, Inc.--ADR (Cayman Islands) (a)...................     79,131        24,764,838
eBay, Inc. (a)..............................................  1,963,643        53,666,363
Google, Inc., Class A (a)...................................    169,018        88,974,455
Tencent Holdings, Ltd. (Cayman Islands).....................  2,704,400        20,914,466
Yahoo! Inc. (a).............................................    380,262         7,856,213
                                                                           --------------
                                                                              196,176,335
                                                                           --------------
LIFE SCIENCES TOOLS & SERVICES  1.7%
Illumina, Inc. (a)..........................................    303,417        26,430,655
                                                                           --------------

MARINE PORTS & SERVICES  0.9%
China Merchants Holdings International Co., Ltd. (Hong
  Kong).....................................................  3,536,000        13,672,821
                                                                           --------------

MULTI-LINE INSURANCE  2.1%
Loews Corp. ................................................    682,993        32,032,372
                                                                           --------------

MULTI-SECTOR HOLDINGS  2.8%
Leucadia National Corp. ....................................    942,534        44,242,546
                                                                           --------------

OIL & GAS EXPLORATION & PRODUCTION  9.6%
Southwestern Energy Co. (a).................................    881,768        41,980,975
Ultra Petroleum Corp. (Canada) (a)..........................  1,096,041       107,631,226
                                                                           --------------
                                                                              149,612,201
                                                                           --------------
PHARMACEUTICALS  1.1%
Allergan, Inc. .............................................    321,712        16,745,110
                                                                           --------------

PROPERTY & CASUALTY INSURANCE  2.1%
Berkshire Hathaway, Inc., Class B (a).......................      8,076        32,400,912
                                                                           --------------

See Notes to Financial Statements                                             13

VAN KAMPEN CAPITAL GROWTH FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2008 continued

                                                              NUMBER OF
DESCRIPTION                                                     SHARES         VALUE
-----------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT  4.6%
Brookfield Asset Management, Inc., Class A (Canada).........  2,202,933    $   71,683,440
                                                                           --------------

RESTAURANTS  1.8%
Starbucks Corp. (a).........................................  1,784,333        28,085,401
                                                                           --------------

SPECIALIZED FINANCE  4.0%
Bovespa Holding SA (Brazil).................................  3,079,720        38,229,947
CME Group, Inc. ............................................     63,887        24,480,860
                                                                           --------------
                                                                               62,710,807
                                                                           --------------
STEEL  1.0%
Nucor Corp. ................................................    205,804        15,367,385
                                                                           --------------

SYSTEMS SOFTWARE  0.9%
VMware, Inc., Class A (a)...................................    253,987        13,679,740
                                                                           --------------

WIRELESS TELECOMMUNICATION SERVICES  3.3%
America Movil, SA de CV, Ser L--ADR (Mexico)................    594,761        31,373,643
China Mobile, Ltd.--ADR (Hong Kong).........................    297,909        19,945,008
                                                                           --------------
                                                                               51,318,651
                                                                           --------------
TOTAL LONG-TERM INVESTMENTS  95.4%
(Cost $1,246,881,776)...................................................    1,485,294,475
                                                                           --------------

REPURCHASE AGREEMENTS  4.5%
Banc of America Securities ($21,007,408 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  2.50%, dated 06/30/08, to be sold on 07/01/08 at $21,008,867).........       21,007,408
Citigroup Global Markets, Inc. ($21,007,408 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  2.50%, dated 06/30/08, to be sold on 07/01/08 at $21,008,867).........       21,007,408
JPMorgan Chase & Co. ($6,302,222 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.60%, dated
  06/30/08, to be sold on 07/01/08 at $6,302,678).......................        6,302,222
State Street Bank & Trust Co. ($20,759,962 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  1.85%, dated 06/30/08, to be sold on 07/01/08 at $20,761,029).........       20,759,962
                                                                           --------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $69,077,000)....................................................       69,077,000
                                                                           --------------

 14                                            See Notes to Financial Statements

VAN KAMPEN CAPITAL GROWTH FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2008 continued

DESCRIPTION                                                                    VALUE
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS  99.9%
(Cost $1,315,958,776)...................................................   $1,554,371,475

OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%.............................        2,072,076
                                                                           --------------

NET ASSETS  100.0%......................................................   $1,556,443,551
                                                                           ==============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security.

ADR--American Depositary Receipt

See Notes to Financial Statements                                             15

VAN KAMPEN CAPITAL GROWTH FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2008

ASSETS:
Total Investments (Cost $1,315,958,776).....................  $1,554,371,475
Cash........................................................             381
Receivables:
  Fund Shares Sold..........................................       2,334,202
  Investments Sold..........................................       2,141,946
  Dividends.................................................         456,583
  Interest..................................................           4,440
Other.......................................................         319,884
                                                              --------------
    Total Assets............................................   1,559,628,911
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       1,092,222
  Distributor and Affiliates................................         418,662
  Investment Advisory Fee...................................         649,059
Trustees' Deferred Compensation and Retirement Plans........         428,299
Accrued Expenses............................................         597,118
                                                              --------------
    Total Liabilities.......................................       3,185,360
                                                              --------------
NET ASSETS..................................................  $1,556,443,551
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
  number of shares authorized)..............................  $1,352,678,965
Net Unrealized Appreciation.................................     238,453,165
Accumulated Undistributed Net Investment Income.............       1,336,478
Accumulated Net Realized Loss...............................     (36,025,057)
                                                              --------------
NET ASSETS..................................................  $1,556,443,551
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,425,119,366 and 117,850,543 shares of
    beneficial interest issued and outstanding).............  $        12.09
    Maximum sales charge (5.75%* of offering price).........            0.74
                                                              --------------
    Maximum offering price to public........................  $        12.83
                                                              ==============
Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $36,218,553 and 3,166,334 shares of
    beneficial interest issued and outstanding).............  $        11.44
                                                              ==============
Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $21,672,156 and 1,894,489 shares of
    beneficial interest issued and outstanding).............  $        11.44
                                                              ==============
Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $73,324,838 and 6,019,813 shares of
    beneficial interest issued and outstanding).............  $        12.18
                                                              ==============
Class R Shares:
    Net asset value and offering price per share (Based on
    net assets of $108,638 and 9,014 shares of beneficial
    interest issued and outstanding)........................  $        12.05
                                                              ==============

*   On sales of $50,000 or more, the sales charge will be reduced.

 16                                            See Notes to Financial Statements

VAN KAMPEN CAPITAL GROWTH FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended June 30, 2008

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $457,398)....  $ 14,406,702
Interest....................................................     2,158,122
                                                              ------------
    Total Income............................................    16,564,824
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     7,507,684
Distribution (12b-1) and Service Fees
  Class A...................................................     3,552,067
  Class B...................................................       254,415
  Class C...................................................       139,473
  Class R...................................................           568
Transfer Agent Fees.........................................     2,382,598
Accounting and Administrative Expenses......................       219,175
Reports to Shareholders.....................................       187,728
Professional Fees...........................................       103,037
Registration Fees...........................................        89,691
Custody.....................................................        75,648
Trustees' Fees and Related Expenses.........................        53,383
Other.......................................................       161,150
                                                              ------------
    Total Expenses..........................................    14,726,617
    Less Credits Earned on Cash Balances....................        57,176
                                                              ------------
    Net Expenses............................................    14,669,441
                                                              ------------
NET INVESTMENT INCOME.......................................  $  1,895,383
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 74,214,002
  Foreign Currency Transactions.............................      (226,068)
                                                              ------------
Net Realized Gain...........................................    73,987,934
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   310,805,471
                                                              ------------
  End of the Period:
    Investments.............................................   238,412,699
    Foreign Currency Translation............................        40,466
                                                              ------------
                                                               238,453,165
                                                              ------------
Net Unrealized Depreciation During the Period...............   (72,352,306)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $  1,635,628
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  3,531,011
                                                              ============

See Notes to Financial Statements                                             17

VAN KAMPEN CAPITAL GROWTH FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                             FOR THE           FOR THE
                                                            YEAR ENDED        YEAR ENDED
                                                          JUNE 30, 2008     JUNE 30, 2007
                                                          --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss..............................  $    1,895,383    $   (1,988,234)
Net Realized Gain.......................................      73,987,934        58,779,303
Net Unrealized Appreciation/Depreciation During the
  Period................................................     (72,352,306)      175,342,292
                                                          --------------    --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....       3,531,011       232,133,361
                                                          --------------    --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............................     342,529,045        62,410,381
Cost of Shares Repurchased..............................    (250,725,261)     (274,155,737)
                                                          --------------    --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......      91,803,784      (211,745,356)
                                                          --------------    --------------
TOTAL INCREASE IN NET ASSETS............................      95,334,795        20,388,005
NET ASSETS:
Beginning of the Period.................................   1,461,108,756     1,440,720,751
                                                          --------------    --------------
End of the Period (Including accumulated undistributed
  net investment income of $1,336,478 and $(428,721),
  respectively).........................................  $1,556,443,551    $1,461,108,756
                                                          ==============    ==============

 18                                            See Notes to Financial Statements

VAN KAMPEN CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED JUNE 30,
CLASS A SHARES                         --------------------------------------------------------
                                         2008        2007        2006        2005        2004
                                       --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $  11.96    $  10.18    $   9.13    $   8.75    $   7.81
                                       --------    --------    --------    --------    --------
  Net Investment Income/Loss (a).....      0.02       (0.01)      (0.02)       0.02         -0-(b)
  Net Realized and Unrealized Gain...      0.11        1.79        1.07        0.39        0.96
                                       --------    --------    --------    --------    --------
Total from Investment Operations.....      0.13        1.78        1.05        0.41        0.96
Less Distributions from Net
  Investment Income..................       -0-         -0-         -0-        0.03        0.02
                                       --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE PERIOD...  $  12.09    $  11.96    $  10.18    $   9.13    $   8.75
                                       ========    ========    ========    ========    ========

Total Return (c).....................     1.09%      17.49%      11.50%       4.65%      12.32%
Net Assets at End of the Period (In
  millions)..........................  $1,425.1    $1,402.1    $1,379.3    $1,353.6    $1,515.6
Ratio of Expenses to Average Net
  Assets.............................     0.94%       0.95%       0.96%       0.99%       0.98%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............     0.13%      (0.11%)     (0.24%)      0.20%       0.05%
Portfolio Turnover...................       52%         45%         70%        154%        171%

(a) Based on average shares outstanding.

(b) Amount is less than $.01 per share.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             19

VAN KAMPEN CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            YEAR ENDED JUNE 30,
CLASS B SHARES                                ------------------------------------------------
                                               2008        2007     2006        2005     2004
                                              ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $11.37      $ 9.75   $ 8.81      $ 8.48   $ 7.61
                                              ------      ------   ------      ------   ------
  Net Investment Loss (a)...................   (0.04)      (0.09)   (0.09)      (0.05)   (0.06)
  Net Realized and Unrealized Gain..........    0.11        1.71     1.03        0.38     0.93
                                              ------      ------   ------      ------   ------
Total from Investment Operations............    0.07        1.62     0.94        0.33     0.87
                                              ------      ------   ------      ------   ------
NET ASSET VALUE, END OF THE PERIOD..........  $11.44      $11.37   $ 9.75      $ 8.81   $ 8.48
                                              ======      ======   ======      ======   ======

Total Return (b)............................   0.70%(c)   16.51%   10.67%(c)    3.89%   11.43%
Net Assets at End of the Period (In
  millions).................................  $ 36.2      $ 43.3   $ 51.5      $ 34.7   $ 50.5
Ratio of Expenses to Average Net Assets.....   1.36%(c)    1.72%    1.66%(c)    1.76%    1.74%
Ratio of Net Investment Loss to Average Net
  Assets....................................  (0.31%)(c)  (0.91%)  (0.91%)(c)  (0.57%)  (0.71%)
Portfolio Turnover..........................     52%         45%      70%        154%     171%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

 20                                            See Notes to Financial Statements

VAN KAMPEN CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED JUNE 30,
CLASS C SHARES                                ----------------------------------------------
                                               2008      2007      2006      2005      2004
                                              ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $11.40    $ 9.78    $ 8.84    $ 8.51    $ 7.63
                                              ------    ------    ------    ------    ------
  Net Investment Loss (a)...................   (0.08)    (0.09)    (0.10)    (0.05)    (0.06)
  Net Realized and Unrealized Gain..........    0.12      1.71      1.04      0.38      0.94
                                              ------    ------    ------    ------    ------
Total from Investment Operations............    0.04      1.62      0.94      0.33      0.88
                                              ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..........  $11.44    $11.40    $ 9.78    $ 8.84    $ 8.51
                                              ======    ======    ======    ======    ======

Total Return (b)............................   0.35%    16.56%    10.63%     3.88%    11.53%
Net Assets at End of the Period (In
  millions).................................  $ 21.7    $  7.9    $  9.3    $  4.7    $  8.1
Ratio of Expenses to Average Net Assets.....   1.70%     1.72%     1.72%     1.76%     1.74%
Ratio of Net Investment Loss to Average Net
  Assets....................................  (0.65%)   (0.88%)   (0.97%)   (0.57%)   (0.71%)
Portfolio Turnover..........................     52%       45%       70%      154%      171%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             21

VAN KAMPEN CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           AUGUST 12, 2005
                                                    YEAR ENDED JUNE 30,    (COMMENCEMENT OF
CLASS I SHARES                                      -------------------     OPERATIONS) TO
                                                     2008         2007      JUNE 30, 2006
                                                    ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..........  $12.02       $10.21         $ 9.55
                                                    ------       ------         ------
  Net Investment Income (a).......................    0.05         0.05            -0-(b)
  Net Realized and Unrealized Gain................    0.11         1.76           0.66
                                                    ------       ------         ------
Total from Investment Operations..................    0.16         1.81           0.66
                                                    ------       ------         ------
NET ASSET VALUE, END OF THE PERIOD................  $12.18       $12.02         $10.21
                                                    ======       ======         ======

Total Return (c)..................................   1.33%       17.73%          6.91%*
Net Assets at End of the Period (In millions).....  $ 73.3       $  7.7         $  0.6
Ratio of Expenses to Average Net Assets...........   0.69%        0.70%          0.73%
Ratio of Net Investment Income/Loss to Average Net
  Assets..........................................   0.40%        0.40%         (0.05%)
Portfolio Turnover................................     52%          45%            70%

(a) Based on average shares outstanding.

(b) Amount is less than $0.01 per share.

(c) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

*   Non-Annualized

 22                                            See Notes to Financial Statements

VAN KAMPEN CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                             MARCH 20, 2007
                                                                            (COMMENCEMENT OF
CLASS R SHARES                                              YEAR ENDED       OPERATIONS) TO
                                                           JUNE 30, 2008     JUNE 30, 2007
                                                           ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................     $11.95             $11.11
                                                              ------             ------
  Net Investment Income/Loss (a).........................      (0.02)              0.01
  Net Realized and Unrealized Gain.......................       0.12               0.83
                                                              ------             ------
Total from Investment Operations.........................       0.10               0.84
                                                              ------             ------
NET ASSET VALUE, END OF THE PERIOD.......................     $12.05             $11.95
                                                              ======             ======

Total Return (b).........................................      0.84%              7.56%*
Net Assets at End of the Period (In millions)............     $  0.1             $  0.1
Ratio of Expenses to Average Net Assets..................      1.19%              1.18%
Ratio of Net Investment Income/Loss to Average
  Net Assets.............................................     (0.12%)             0.21%
Portfolio Turnover.......................................        52%                45%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

*   Non-Annualized

See Notes to Financial Statements                                             23

VAN KAMPEN CAPITAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2008

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Capital Growth Fund (formerly Pace Fund) (the "Fund") is organized as a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to seek capital growth by investing principally in common stock. The Fund commenced investment operations on July 22, 1969. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

VAN KAMPEN CAPITAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2008 continued

C. INCOME AND EXPENSES Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on December 31, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended June 30, 2008, remains subject to examination by taxing authorities.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. During the current fiscal year, the Fund utilized capital losses carried forward of $78,453,412. At June 30, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $31,286,906, which will expire on June 30, 2011.

    At June 30, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $1,317,263,533
                                                              ==============
Gross tax unrealized appreciation...........................  $  404,374,576
Gross tax unrealized depreciation...........................    (167,266,634)
                                                              --------------
Net tax unrealized appreciation on investments..............  $  237,107,942
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of gains on futures transactions are included in ordinary income for tax purposes.

    There were no taxable distributions paid during the years ended June 30, 2008 and 2007.

VAN KAMPEN CAPITAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2008 continued

    Permanent differences, primarily due to net realized gains/losses on foreign currency transactions, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2008:

     ACCUMULATED
    UNDISTRIBUTED       ACCUMULATED NET
NET INVESTMENT INCOME    REALIZED LOSS     CAPITAL
      $(130,184).....      $238,172       $(107,988)

    As of June 30, 2008, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income...............................  $2,097,097

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions. Net realized capital and foreign currency gains or losses may differ for financial reporting and taxes primarily as a result of post October capital losses of $3,433,394 and foreign currency losses of $317,356, which are not recognized for tax purposes until the first day of the following fiscal year.

F. CREDITS EARNED ON CASH BALANCES During the year ended June 30, 2008, the Fund's custody was reduced by $57,176 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions. Income and expenses are translated at rates prevailing when accrued.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $1 billion............................................     .50%
Next $1 billion.............................................     .45%
Next $1 billion.............................................     .40%
Over $3 billion.............................................     .35%

    For the year ended June 30, 2008, the Fund recognized expenses of approximately $16,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP,

VAN KAMPEN CAPITAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2008 continued

of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2008, the Fund recognized expenses of approximately $90,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2008, the Fund recognized expenses of approximately $1,075,600 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $275,864 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended June 30, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $368,200 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $41,600. Sales charges do not represent expenses of the Fund.

    At June 30, 2008, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 9,001 shares of Class R.

VAN KAMPEN CAPITAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2008 continued

3. CAPITAL TRANSACTIONS

For the year ended June 30, 2008 and 2007, transactions were as follows:

                                                 FOR THE                       FOR THE
                                               YEAR ENDED                    YEAR ENDED
                                              JUNE 30, 2008                 JUNE 30, 2007
                                       ---------------------------   ---------------------------
                                         SHARES          VALUE         SHARES          VALUE
Sales:
  Class A............................   16,035,290   $ 205,076,623     3,832,002   $  41,888,100
  Class B............................    1,361,058      16,338,562     1,129,427      11,026,554
  Class C............................    1,472,404      17,892,015       252,481       2,701,306
  Class I............................    7,816,189     103,219,126       592,894       6,694,421
  Class R............................          226           2,719         9,001         100,000
                                       -----------   -------------   -----------   -------------
Total Sales..........................   26,685,167   $ 342,529,045     5,815,805   $  62,410,381
                                       ===========   =============   ===========   =============
Repurchases:
  Class A............................  (15,374,361)  $(192,851,313)  (22,097,066)  $(241,723,204)
  Class B............................   (2,001,973)    (23,921,936)   (2,608,158)    (27,217,305)
  Class C............................     (274,181)     (3,182,863)     (505,604)     (5,091,359)
  Class I............................   (2,437,459)    (30,766,299)      (11,611)       (123,869)
  Class R............................         (213)         (2,850)          -0-             -0-
                                       -----------   -------------   -----------   -------------
Total Repurchases....................  (20,088,187)  $(250,725,261)  (25,222,439)  $(274,155,737)
                                       ===========   =============   ===========   =============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended June 30, 2008, the Fund received redemption fees of approximately $2,900, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $819,417,102 and $789,033,232, respectively.

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $64,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the

VAN KAMPEN CAPITAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2008 continued

distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENTS

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

    On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

9. SUBSEQUENT EVENTS

On September 19, 2007, the Trustees of Van Kampen Strategic Growth Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Pace Fund ("Acquiring Fund"). The Trustees of each of the funds have approved in principal an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Reorganization"). On July 22, 2008, the Reorganization was approved by the shareholders of the Target Fund.

    Also, as of the close of business on July 22, 2008, Van Kampen Pace Fund has been renamed Van Kampen Capital Growth Fund.

VAN KAMPEN CAPITAL GROWTH FUND

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Van Kampen Capital Growth Fund:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Capital Growth Fund (formerly Van Kampen Pace Fund) (the "Fund") as of June 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Capital Growth Fund at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Chicago, Illinois
August 13, 2008

VAN KAMPEN CAPITAL GROWTH FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

JERRY W. MILLER
President and Principal Executive Officer

DENNIS SHEA
Vice President

KEVIN KLINGERT
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
522 Fifth Avenue
New York, New York 10036

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 219286
Kansas City, Missouri 64121-9286

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN CAPITAL GROWTH FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of each Fund are managed under the direction of the Funds' Board of Trustees and the Funds' officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (63)              Trustee      Trustee     Chairman and Chief             73       Trustee/Director/Managing
Blistex Inc.                                 since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                         Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                      health care products                    Director of the Heartland
                                                         manufacturer.                           Alliance, a nonprofit
                                                                                                 organization serving
                                                                                                 human needs based in
                                                                                                 Chicago. Board member of
                                                                                                 the Illinois
                                                                                                 Manufacturers'
                                                                                                 Association. Member of
                                                                                                 the Board of Visitors,
                                                                                                 Institute for the
                                                                                                 Humanities, University of
                                                                                                 Michigan.

VAN KAMPEN CAPITAL GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE



Jerry D. Choate (69)            Trustee      Trustee     Prior to January 1999,         73       Trustee/Director/Managing
33971 Selva Road                             since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                                Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                     Allstate Corporation                    Director of Amgen Inc., a
                                                         ("Allstate") and Allstate               biotechnological company,
                                                         Insurance Company. Prior                and Valero Energy
                                                         to January 1995,                        Corporation, an
                                                         President and Chief                     independent refining
                                                         Executive Officer of                    company.
                                                         Allstate. Prior to August
                                                         1994, various management
                                                         positions at Allstate.

Rod Dammeyer (67)               Trustee      Trustee     President of CAC, L.L.C.,      73       Trustee/Director/Managing
CAC, L.L.C.                                  since 2003  a private company                       General Partner of funds
4350 La Jolla Village Drive                              offering capital                        in the Fund Complex.
Suite 980                                                investment and management               Director of Quidel
San Diego, CA 92122-6223                                 advisory services.                      Corporation, Stericycle,
                                                                                                 Inc. and Trustee of The
                                                                                                 Scripps Research
                                                                                                 Institute. Prior to
                                                                                                 February 2008, Director
                                                                                                 of Ventana Medical
                                                                                                 Systems, Inc. Prior to
                                                                                                 April 2007, Director of
                                                                                                 GATX Corporation. Prior
                                                                                                 to April 2004, Director
                                                                                                 of TheraSense, Inc. Prior
                                                                                                 to January 2004, Director
                                                                                                 of TeleTech Holdings Inc.
                                                                                                 and Arris Group, Inc.

VAN KAMPEN CAPITAL GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE


Linda Hutton Heagy++ (60)       Trustee      Trustee     Prior to February 2008,        73       Trustee/Director/Managing
4939 South Greenwood                         since 1995  Managing Partner of                     General Partner of funds
Chicago, IL 60615                                        Heidrick & Struggles, an                in the Fund Complex.
                                                         international executive                 Trustee on the University
                                                         search firm. Prior to                   of Chicago Medical Center
                                                         1997, Partner of Ray &                  Board, Vice Chair of the
                                                         Berndtson, Inc., an                     Board of the YMCA of
                                                         executive recruiting                    Metropolitan Chicago and
                                                         firm. Prior to 1995,                    a member of the Women's
                                                         Executive Vice President                Board of the University
                                                         of ABN AMRO, N.A., a bank               of Chicago.
                                                         holding company. Prior to
                                                         1990, Executive Vice
                                                         President of The Exchange
                                                         National Bank.

R. Craig Kennedy (56)           Trustee      Trustee     Director and President of      73       Trustee/Director/Managing
1744 R Street, NW                            since 1995  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                     of the United States, an                in the Fund Complex.
                                                         independent U.S.                        Director of First Solar,
                                                         foundation created to                   Inc.
                                                         deepen understanding,
                                                         promote collaboration and
                                                         stimulate exchanges of
                                                         practical experience
                                                         between Americans and
                                                         Europeans. Formerly,
                                                         advisor to the Dennis
                                                         Trading Group Inc., a
                                                         managed futures and
                                                         option company that
                                                         invests money for
                                                         individuals and
                                                         institutions. Prior to
                                                         1992, President and Chief
                                                         Executive Officer,
                                                         Director and member of
                                                         the Investment Committee
                                                         of the Joyce Foundation,
                                                         a private foundation.

Howard J Kerr (72)              Trustee      Trustee     Prior to 1998, President       73       Trustee/Director/Managing
14 Huron Trace                               since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                         Officer of Pocklington                  in the Fund Complex.
                                                         Corporation, Inc., an                   Director of the Lake
                                                         investment holding                      Forest Bank & Trust.
                                                         company.                                Director of the Marrow
                                                                                                 Foundation.

VAN KAMPEN CAPITAL GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (72)             Trustee      Trustee     President of Nelson            73       Trustee/Director/Managing
423 Country Club Drive                       since 1995  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                    Services, Inc., a                       in the Fund Complex.
                                                         financial planning
                                                         company and registered
                                                         investment adviser in the
                                                         State of Florida.
                                                         President of Nelson Ivest
                                                         Brokerage Services Inc.,
                                                         a member of the Financial
                                                         Industry Regulatory
                                                         Authority ("FINRA"),
                                                         Securities Investors
                                                         Protection Corp. and the
                                                         Municipal Securities
                                                         Rulemaking Board.
                                                         President of Nelson Sales
                                                         and Services Corporation,
                                                         a marketing and services
                                                         company to support
                                                         affiliated companies.

Hugo F. Sonnenschein (67)       Trustee      Trustee     President Emeritus and         73       Trustee/Director/Managing
1126 E. 59th Street                          since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                        University of Chicago and               in the Fund Complex.
                                                         the Adam Smith                          Trustee of the University
                                                         Distinguished Service                   of Rochester and a member
                                                         Professor in the                        of its investment
                                                         Department of Economics                 committee. Member of the
                                                         at the University of                    National Academy of
                                                         Chicago. Prior to July                  Sciences, the American
                                                         2000, President of the                  Philosophical Society and
                                                         University of Chicago.                  a fellow of the American
                                                                                                 Academy of Arts and
                                                                                                 Sciences.

VAN KAMPEN CAPITAL GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE


Suzanne H. Woolsey, Ph.D. (66)  Trustee      Trustee     Chief Communications           73       Trustee/Director/Managing
815 Cumberstone Road                         since 1999  Officer of the National                 General Partner of funds
Harwood, MD 20776                                        Academy of                              in the Fund Complex.
                                                         Sciences/National                       Director of Fluor Corp.,
                                                         Research Council, an                    an engineering,
                                                         independent, federally                  procurement and
                                                         chartered policy                        construction
                                                         institution, from 2001 to               organization, since
                                                         November 2003 and Chief                 January 2004. Director of
                                                         Operating Officer from                  Intelligent Medical
                                                         1993 to 2001. Prior to                  Devices, Inc., a symptom
                                                         1993, Executive Director                based diagnostic tool for
                                                         of the Commission on                    physicians and clinical
                                                         Behavioral and Social                   labs. Director of the
                                                         Sciences and Education at               Institute for Defense
                                                         the National Academy of                 Analyses, a federally
                                                         Sciences/National                       funded research and
                                                         Research Council. From                  development center,
                                                         1980 through 1989,                      Director of the German
                                                         Partner of Coopers &                    Marshall Fund of the
                                                         Lybrand.                                United States, Director
                                                                                                 of the Rocky Mountain
                                                                                                 Institute and Trustee of
                                                                                                 California Institute of
                                                                                                 Technology and the
                                                                                                 Colorado College.

VAN KAMPEN CAPITAL GROWTH FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEE*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (69)         Trustee      Trustee     Partner in the law firm        73       Trustee/Director/Managing
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

------------------------------------

+   See Table D below.

++ As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN CAPITAL GROWTH FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                  POSITION(S)          LENGTH OF
NAME, AGE AND                      HELD WITH              TIME         PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                 EACH FUND             SERVED        DURING PAST 5 YEARS
Jerry W. Miller (47)          President and            Officer         President and Principal Executive Officer of funds in the
522 Fifth Avenue              Principal Executive      since 2008      Fund Complex since May 2008. President and Chief Executive
New York, NY 10036            Officer                                  Officer of Van Kampen Investments since June 2008. Central
                                                                       Division Director for Morgan Stanley's Global Wealth
                                                                       Management Group from March 2006 to June 2008. Previously,
                                                                       Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Dennis Shea (55)              Vice President           Officer         Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                       since 2006      Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                                     and Van Kampen Advisors Inc. Chief Investment Officer --
                                                                       Global Equity of the same entities since February 2006. Vice
                                                                       President of Morgan Stanley Institutional and Retail Funds
                                                                       since February 2006. Vice President of funds in the Fund
                                                                       Complex since March 2006. Previously, Managing Director and
                                                                       Director of Global Equity Research at Morgan Stanley from
                                                                       April 2000 to February 2006.

Kevin Klingert (46)           Vice President           Officer         Vice President of funds in the Fund Complex since March
522 Fifth Avenue                                       since 2008      2008. Chief Operating Officer of the Fixed Income portion of
New York, NY 10036                                                     Morgan Stanley Investment Management Inc. since March 2008.
                                                                       Head of Global Liquidity Portfolio Management and co-Head of
                                                                       Liquidity Credit Research of Morgan Stanley Investment
                                                                       Management since December 2007. Managing Director of Morgan
                                                                       Stanley Investment Management Inc. from December 2007 to
                                                                       March 2008. Previously, Managing Director on the Management
                                                                       Committee and head of Municipal Portfolio Management and
                                                                       Liquidity at BlackRock from October 1991 to January 2007.
                                                                       Assistant Vice President municipal portfolio manager at
                                                                       Merrill Lynch from March 1985 to October 1991.

VAN KAMPEN CAPITAL GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                  POSITION(S)          LENGTH OF
NAME, AGE AND                      HELD WITH              TIME         PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                 EACH FUND             SERVED        DURING PAST 5 YEARS


Amy R. Doberman (46)          Vice President           Officer         Managing Director and General Counsel -- U.S. Investment
522 Fifth Avenue                                       since 2004      Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                                     Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                       the Adviser. Vice President of the Morgan Stanley
                                                                       Institutional and Retail Funds since July 2004 and Vice
                                                                       President of funds in the Fund Complex since August 2004.
                                                                       Previously, Managing Director and General Counsel of
                                                                       Americas, UBS Global Asset Management from July 2000 to July
                                                                       2004 and General Counsel of Aeltus Investment Management,
                                                                       Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (41)     Vice President           Officer         Managing Director of Morgan Stanley Investment Management
522 Fifth Avenue              and Secretary            since 2003      Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                                     Complex.

John L. Sullivan (53)         Chief Compliance         Officer         Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100  Officer                  since 1996      August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                             Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                       Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                       Investments, Vice President, Chief Financial Officer and
                                                                       Treasurer of funds in the Fund Complex and head of Fund
                                                                       Accounting for Morgan Stanley Investment Management Inc.
                                                                       Prior to December 2002, Executive Director of Van Kampen
                                                                       Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46)        Chief Financial          Officer         Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100  Officer and              since 2007      Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181    Treasurer                                of funds in the Fund Complex since June 2007. Prior to June
                                                                       2007, Senior Vice President of Northern Trust Company,
                                                                       Treasurer and Principal Financial Officer for Northern Trust
                                                                       U.S. mutual fund complex.

  Van Kampen Capital Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Capital Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Capital Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                              522 Fifth Avenue
                                                      New York, New York 10036
                                                             www.vankampen.com

                                       Copyright (C)2008 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                        14, 114, 214, 614, 314
                                                                  PACEANN 8/08
    (VAN KAMPEN INVESTMENTS LOGO)                           IU08-04172P-Y06/08

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in June 2008 and the general counsel's designee set forth in Exhibit C was amended in January 2008. Both editions of Exhibit B and both editions of Exhibit C are attached.

(d) Not applicable.

(e) Not applicable.

(f)

     (1)  The Fund's Code of Ethics is attached hereto as Exhibit 12(1).

     (2)  Not applicable.

     (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2008

                              REGISTRANT   COVERED ENTITIES(1)
                              ----------   -------------------
AUDIT FEES.................    $75,800               N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES......    $     0          $525,100(2)
   TAX FEES................    $ 2,200(3)       $ 59,185(4)
   ALL OTHER FEES..........    $     0          $401,291(5)
TOTAL NON-AUDIT FEES.......    $ 2,200          $985,576
TOTAL......................    $78,000          $985,576

2007

                              REGISTRANT   COVERED ENTITIES(1)
                              ----------   -------------------
AUDIT FEES.................    $68,900               N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES......    $     0          $  527,000(2)
   TAX FEES................    $ 2,000(3)       $   52,799(4)
   ALL OTHER FEES..........    $     0          $1,214,166(5)
TOTAL NON-AUDIT FEES.......    $ 2,000          $1,793,965
TOTAL......................    $70,900          $1,793,965

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5) All Other Fees represent attestation services provided in connection with performance presentation standards.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.   STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

----------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.   DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.   AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.   AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix
B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.   TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.   ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.   PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.   PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.   ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     -    Van Kampen Investments Inc.

     -    Van Kampen Asset Management

     -    Van Kampen Advisors Inc.

     -    Van Kampen Funds Inc.

     -    Van Kampen Investor Services Inc.

     -    Morgan Stanley Investment Management Inc.

     -    Morgan Stanley Trust Company

     -    Morgan Stanley Investment Management Ltd.

     -    Morgan Stanley Investment Management Company

     -    Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.

(b) Not applicable.

Item 6. Schedule of Investments.

(a) Please refer to Item #1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Capital Growth Fund


By: /s/ Jerry W. Miller
    ------------------------------
Name: Jerry W. Miller
Title: Principal Executive Officer
Date: August 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Jerry W. Miller
    ------------------------------
Name: Jerry W. Miller
Title: Principal Executive Officer
Date: August 15, 2008


By: /s/ Stuart N. Schuldt
    ------------------------------
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: August 15, 2008